UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported)

January 29, 2010

LIFE NUTRITION PRODUCTS, INC.

(Exact name of registrant as specified in charter)

Delaware

(State or other Jurisdiction of Incorporation or Organization)

333-152432	121 Monmouth Street, Suite A	42-1743717
(Commission File Number) Red Bank, NJ 07701 (IRS Employer Identification No.)
(Address of Principal Executive Offices and zip code)
(732) 758-1577
(Registrant's telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes In Registrant's Certifying Accountant.

Life Nutrition Products, Inc. (the "Company") was notified that the audit practice of Bagell, Josephs, Levine & Company, LLC, the Company's independent registered public accounting firm ("BJL"), was combined with Friedman LLP ("Friedman") on January 1, 2010. As of the same date, BJL resigned as the independent registered public accounting firm of the Company and, with the approval of the Audit Committee of the Company's Board of Directors, Friedman was engaged as the Company's independent registered public accounting firm.

During the two years ended December 31, 2008 and 2007 and through the engagement of Friedman as the Company's independent registered public accounting firm, neither the Company nor anyone on its behalf consulted Friedman with respect to any accounting or auditing issues involving the Company. In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement, as described in Item 304 of Regulation S-K ("Regulation S-K") promulgated by the Securities and Exchange Commission (the "SEC"), with BJL, or a "reportable event"as described in Item 304(a)(1)(v) of Regulation S-K.

BJL performed audits of the Company's consolidated financial statements for the years ended December 31, 2008 and December 31, 2007. BJL's reports did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. However, the Former Accountant's report on the financial statements for the years ended December 31, 2008 and 2007 contained an explanatory paragraph which noted that there was substantial doubt about Company's ability to continue as a "Going Concern" due to recurring net losses, a working capital deficiency and negative cash flows from operations.

During the two years ended December 31, 2008 and 2007, and through January 29, 2010 there were no (i) disagreements between the Company and BJL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused BJL to make reference to the subject matter of such disagreements in connection with its report, or (ii) "reportable events," as described in Item 304(a)(1)(v) of Regulation S-K.

The Company furnished BJL with a copy of this report prior to filing with the SEC and requested that BJL furnish it with a letter addressed to the SEC stating whether or not it agreed with the statements made by the Company in this report insofar as they relate to BJL's audit services and engagement as the Company's independent registered public accounting firm. BJL has furnished a letter addressed to the SEC dated January 29, 2010, a copy of which is attached hereto as Exhibit 16.0.

Item 9.01 Financial Statements and Exhibits

Exhibit 16.0 Letter dated January 29, 2010 from Bagell, Josephs, Levine & Company, LLC to the United States Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE NUTRITION PRODUCTS, Inc.

Date: January 29, 2010	By: /s/ Michael M. Salerno
Michael M. Salerno
President